UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2017

L Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344		31-1029810
(Commission File Number)		(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH		43230
(Address of Principal Executive Offices)		(Zip Code)

(614) 415-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2017, L Brands, Inc. (“L Brands” or the “Company”) entered into an amendment and restatement (the “Amendment”) of its amended and restated revolving credit agreement dated as of July 18, 2014 (as amended and restated, the “Credit Agreement”) among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the Lenders party thereto. A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Pursuant to the Credit Agreement, the aggregate amount of Commitments of the Lenders under the Credit Agreement remains $1,000,000,000 and, in addition to the Company, (i) certain of the Company’s non-US subsidiaries may borrow loans, and obtain letters of credit, subject to a guarantee by the Company and its material domestic subsidiaries and (ii) subject to limitations on the aggregate amounts thereof in such currencies, certain of such non-US subsidiaries may borrow loans and obtain letters of credit denominated in Canadian Dollars, Euros, Hong Kong Dollars or UK Pound Sterling. The Credit Agreement also (i) permits the Company to add additional Borrowers and additional currencies, subject to the consent of the Lenders lending to such additional Borrowers or in such additional currencies, (ii) extends the maturity date of the facility from July 18, 2019 to May 11, 2022 and (iii) provides greater flexibility in respect of the Company’s ability to grant Liens on assets.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. Capitalized terms not defined herein have the meanings set forth in the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Amendment and Restatement Agreement dated May 11, 2017 among L Brands, Inc., a Delaware corporation, the Borrowing Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”), in respect of the Amended and Restated Five-Year Revolving Credit Agreement dated as of July 18, 2014 among the Company, the lenders from time to time party thereto and the Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date:	May 17, 2017	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer